UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________________________________________________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 2, 2009

MANNATECH, INCORPORATED

(Exact Name of Registrant as Specified in its Charter)

Texas	000-24657	75-2508900
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 S. Royal Lane, Suite 200

Coppell, Texas 75019

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (972) 471-7400

_________________________________________________

(Former name or former address, if change since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Effective September 2, 2009, Mannatech, Incorporated (“Mannatech”) appointed Claire Zevalkink to serve as senior vice president and chief global marketing officer.

Ms. Zevalkink began working in the multi-level marketing industry in 1982. Since then she has held positions of increasing responsibility and rank while consistently achieving significant accomplishments. She led a marketing division through various stages of growth and profitability; developed and directed marketing strategies; managed a growing international marketing team and created and implemented a multi-million dollar brand growth plan. Most recently, as managing partner for Profitable Growth Partners, LLC since June 2006, Claire developed marketing and brand strategies for a number of growing multi-level marketing companies and created leadership training programs for client management teams. In January 2009, as a consultant, Claire took on the role of acting vice president, field development and training for Mannatech. In June 2009, she began serving as interim chief marketing officer at Mannatech.

A copy of the press release announcing the appointment of Ms.Zevalkink is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Exhibit
99.1*	Press release dated September 2, 2009 entitled “Mannatech Names New SVP and Chief Global Marketing Officer”

*Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

MANNATECH, INCORPORATED
Dated: September 2, 2009	By:	/s/ Stephen D. Fenstermacher
Stephen D. Fenstermacher Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit
99.1*	Press release dated September 2, 2009 entitled “Mannatech Names New SVP and Chief Global Marketing Officer”

*Filed herewith.